                                    SECURITIES AND EXCHANGE COMMISSION

                                          WASHINGTON, D.C. 20549

                                                 FORM 8-K

                                              CURRENT REPORT

                                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                                     SECURITIES EXCHANGE ACT OF 1934

                   Date of Report (Date of earliest event reported) September 27, 2006

RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II, INC. (as  depositor  under an Amended and  Restated  Trust
Agreement,  dated as of  February  27,  2007,  and  pursuant  to  which an  Indenture  was  entered  into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2007-HSA1)

                            Residential Funding Mortgage Securities II, Inc
            _________________________________________________________________________________
                          (Exact name of registrant as specified in its charter)

                 DELAWARE                   333-131196-08                     41-1808858
            _________________________________________________________________________________
             (State or other                (Commission)                (I.R.S. employer
              jurisdiction                  file number)                identification no.)
            of incorporation)

                   8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
            _________________________________________________________________________________
                          (Address of principal executive offices)    (Zip code)

                    Registrant's telephone number, including area code (952) 857-7000

                       (Former name or former address, if changed since last report)

                                     Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01.  Other Events.

         On February 27,  2007,  the Home Equity Loan Trust  2007-HSA1  (the  "Trust")  issued Home Equity
Loan-Backed Term Notes,  Series 2007-HSA1,  including the following  publicly-offered  class: Class A (the
"Term Notes").

         On February 26, 2007,  Orrick,  Herrington & Sutcliffe LLP  delivered  its legality  opinion with respect to the Term Notes and its opinion with respect to certain federal income tax matters.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1      Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1      Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                                SIGNATURES

                  Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              RESIDENTIAL FUNDING MORTGAGE SECURITIES
                                                              II, INC.

                                                              By:          /s/ Jeffrey Blaschko
                                                                  Name:    Jeffrey Blaschko
                                                                  Title:   Vice President

Dated:  February 26, 2007

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).